                                                                   EXHIBIT 10.20

                                                     Billing Number 503-982-9464
                                                        Agreement Number AC00606

                       U S WEST NETWORK SERVICE AGREEMENT
                                  GENERAL TERMS
                                   Intrastate

      This is an agreement between SHARED COMMUNICATIONS SERVICES ("CUSTOMER") and U S WEST COMMUNICATIONS, INC. ("USWC"), for the provision of the USWC Service defined on Attachment 1 ("Service"), which is incorporated herein by this reference. Where Attachment 1 conflicts with these General Terms, Attachment 1 will prevail.

      1. SCOPE. Under this Agreement, USWC shall furnish and CUSTOMER shall pay for Service as defined on Attachment 1. USWC shall provide Service up to the Standard Network Interface ("SNI") at CUSTOMER's premises. The SNI is that location where USWC's protected network facilities end and CUSTOMER's inside wire or network begins. USWC provides Service in accordance with the applicable Tariff, Price List, and/or Catalog ("Tariff") which governs Service in the state Service is provided, incorporated herein by this reference.

      2. TERM. This Agreement will commence on the latest signature date, provided mandatory filing requirements are met. The term of this Agreement will expire sixty (60) months from the date of January 30, 1997.

Should USWC continue to provide Service after this term without a further agreement, the Service charges will convert to the applicable month-to-month rate under the terms and conditions of the applicable Tariff.

      3. CHARGES AND BILLING. CUSTOMER agrees to pay the charges for Service as specified on Attachment 1. These charges do not include applicable taxes imposed by law. CUSTOMER shall pay each bill in full by the payment due date on each bill. Where permitted by law, late payment charges shall be assessed according to Tariff, or law. The charges for Services under this Agreement, including any and all discounts to which CUSTOMER may be entitled, will be offered and charged to CUSTOMER independently from and regardless of the CUSTOMER's purchase of any customer premises equipment or enhanced services from USWC.

      4. TERMINATION. Either party may terminate this Agreement for cause provided written notice specifying the cause for termination and requesting correction within thirty (30) days is given the other party and such cause is not corrected within such thirty (30) day period. Cause is any material breach of the terms of this Agreement. If USWC terminates this Agreement for cause, or if CUSTOMER terminates this Agreement WITHOUT cause, CUSTOMER shall pay discontinuance charges. If termination is prior to installation of Service, discontinuance charges shall be those reasonable costs incurred by USWC through the date of termination. Termination Charges for Service discontinued after installation are defined on Attachment 1.

      5. INTERRUPTIONS TO SERVICE. Tariff specifies the credit allowance due CUSTOMER, if any, for interruptions to Service which are not caused by CUSTOMER's negligence.

      6. PERSONAL INJURY; PROPERTY DAMAGE. Each party shall be responsible for any actual physical damages it directly causes to the other in the course of its performance under this Agreement, limited to damages resulting from personal injuries, death, or property damage arising from negligent acts or omissions; PROVIDED HOWEVER, THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL, DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY LOSS OF USE, LOSS OF BUSINESS, OR LOSS OF PROFIT.

      7. LIMITATION OF LIABILITY. USWC SHALL NOT BE LIABLE TO CUSTOMER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY LOSS OF USE, LOSS OF BUSINESS, OR LOSS OF PROFIT. EXCEPT AS PROVIDED UNDER "PERSONAL INJURY; PROPERTY DAMAGE" ABOVE, ANY USWC LIABILITY TO CUSTOMER FOR ANY DAMAGES OF ANY KIND UNDER THIS AGREEMENT SHALL NOT EXCEED, IN

--------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

AMOUNT, A SUM EQUIVALENT TO THE APPLICABLE CREDIT FOR INTERRUPTIONS TO SERVICE UNDER THIS AGREEMENT. REMEDIES UNDER THIS AGREEMENT ARE EXCLUSIVE AND LIMITED TO THOSE EXPRESSLY DESCRIBED IN THIS AGREEMENT.

      8. NO WARRANTIES. THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

      9. UNCONTROLLABLE CIRCUMSTANCES. Neither party shall be deemed in violation of this Agreement if it is prevented from performing any of the obligations under this Agreement by reason of severe weather and storms; earthquakes or other natural occurrences; strikes or other labor unrest; power failures; nuclear or other civil or military emergencies; acts of legislative, judicial, executive or administrative authorities; or any other circumstances which are not within its reasonable control.

      10. DISPUTE RESOLUTION.

10.1. Other than those claims over which a regulatory agency has exclusive jurisdiction, all claims, regardless of legal theory, whenever brought and whether between the parties or between one of the parties to this Agreement and the employees, agents or affiliated businesses of the other party, shall be resolved by arbitration. A single arbitrator engaged in the practice of law and knowledgeable about telecommunications law shall conduct the arbitration in accordance with the then current rules of the American Arbitration Association ("AAA").

10.2. All expedited procedures prescribed by the AAA shall apply. The arbitrator's decision shall be final and binding and judgment may be entered in any court having jurisdiction thereof.

10.3. Other than the determination of those claims over which a regulatory agency has exclusive jurisdiction, federal law (including the provisions of the Federal Arbitration Act, 9 U.S.C. Sections 1-16) shall govern and control with respect to any issue relating to the validity of this Agreement to arbitrate and the arbitrability of the claims.

10.4. If any party files a judicial or administrative action asserting claims subject to arbitration, and another party successfully stays such action and/or compels arbitration of such claims, the party filing the action shall pay the other party's costs and expenses incurred in seeking such stay or compelling arbitration, including reasonable attorney's fees.

      11. LAWFULNESS. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders. Any change in rates, charges or regulations mandated by the legally constituted authorities will act as a modification of any contract to that extent without further notice. This Agreement shall be governed by the laws of the state where Service is provided.

      12. SEVERABILITY. In the event that a court, governmental agency, or regulatory agency with proper jurisdiction determines that this Agreement or a provision of this Agreement is unlawful, this Agreement, or that provision of the Agreement to the extent it is unlawful, shall terminate. If a provision of this Agreement is terminated but the parties can legally, commercially and practicably continue without the terminated provision, the remainder of this Agreement shall continue in effect.

      13. GENERAL PROVISIONS.

13.1. Failure or delay by either party to exercise any right, power, or privilege hereunder, shall not operate as a waiver hereto.

13.2. This Agreement shall not be assignable by CUSTOMER without the express written consent of USWC.

13.3. This Agreement benefits CUSTOMER and USWC. There are no third party beneficiaries.

13.4. This Agreement constitutes the entire understanding between CUSTOMER and USWC with respect to Service provided herein and supersedes any prior agreements or understandings.

The parties hereby execute and authorize this Agreement as of the latest date shown below:

SHARED COMMUNICATIONS SERVICES            U S WEST COMMUNICATIONS, INC.

/s/ JEFF RAINES
---------------------------------         --------------------------------------
Authorized Signature                      Authorized Signature

JEFF RAINES
---------------------------------         --------------------------------------
Named Typed or Printed                    Named Typed or Printed

President
---------------------------------         --------------------------------------
Title                                     Title

4-15-97
---------------------------------         --------------------------------------
Date                                      Date

Address for Notices                       Address for Notices

PO BOX 12039
Salem, OR 97309-0039

                                  ATTACHMENT 1
                U S WEST CENTREX PLUS SERVICE RATE STABILITY PLAN

      1. SCOPE. USWC shall provide and CUSTOMER shall purchase CENTREX PLUS Service ("Service"). Service is an intrastate, intraLATA, USWC central office-based local exchange telecommunications service which includes: 1) transport of CUSTOMER'S business communications between the SNI at CUSTOMERS locations) covered by this Agreement and USWC's serving central office; 2) intraCUSTOMER calling capability (intercommunication); 3) use of related Service features; and 4) Exchange/Network Access. Service is provided by means of Main Station Lines, stored program controlled central office switching equipment, and either a per Main Station Line (non-blocked) access to the general network or controlled (blocked) access through the use of Network Access Registers, as determined by CUSTOMER. THIS AGREEMENT PROVIDES RATE STABILITY FOR ALL SERVICE ELEMENTS EXCEPT EXCHANGE/NETWORK ACCESS, COMMON ACCESS LINE CHARGES (CALC) OR END USER COMMON LINE CHARGES (EUCL) AND INTER-OFFICE MILEAGE CHARGES.

      2. MOVES, CHANGES. CUSTOMER may request changes to location, quantity, type, or grade of Service and USWC shall grant such requests subject to the availability of facilities and the terms and conditions of the applicable Tariff. CUSTOMER agrees to pay all rates and charges that apply to the requested changes.

      3. TERMINATION.

3.1. If after installation of Service CUSTOMER requests termination of its Main Station Lines to a level that is less than sixty percent (60%) of the actual initial number of Main Station Lines installed per common block ("Threshold") as evidenced by USWC's records, CUSTOMER shall pay early termination charges based on: total remaining monthly charges for Service terminated below the sixty percent (60%) Threshold, multiplied by [*], plus the balance of all billed but unpaid recurring and all outstanding non-recurring charges.

3.2. A termination charge will be waived when the CUSTOMER discontinues Services) and ALL of the following conditions are met:

      (a) CUSTOMER signs a new service agreement for any other USWC provided service(s). All applicable nonrecurring charges will be assessed for the new service(s);

      (b) Both the current Service and the new service(s) are provided solely by USWC;

      (c) The order to discontinue Service and the order to establish new service(s) are received by USWC at the same time;

      (d) The new service(s) installation must be completed within thirty (30) calendar days of the disconnection of Service, unless such installation delay is caused by USWC;

      (e) The total value of the new service(s), excluding any special construction charges, is equal to or greater than one hundred fifteen percent (115%) of the remaining value of this Agreement;

      (f) A new Minimum Service Period, if applicable, will go into effect when the new service(s) agreement term begins; and

      (g) CUSTOMER agrees to pay any previously billed, but unpaid recurring, and any outstanding nonrecurring charges. These charges cannot be included as part of the new service(s) agreement.

      4. CHARGES.

4.1. The initial number of Main Station Lines covered by this Agreement is three
(3) which shall be provided between USWC's Woodburn CO and CUSTOMER's associated Service locations. CUSTOMER's total initial monthly recurring and non-recurring charges for the rate stabilized Service elements are: Monthly Recurring [*] Non-Recurring [*]. USWC's service and billing records shall document CUSTOMER's Service elements, locations, and quantities initially installed or added during the term of this Agreement and the associated Tariff monthly recurring stabilized rates. USWC's records are incorporated into this Agreement by reference.

4.2. Each stabilized monthly recurring Main Station Line rate shown on CUSTOMER's bill is the sum of the applicable USWC Tariff flat Main Station Line rate and the current Federal Communications Commission ("FCC") End User Common Line charge. If the FCC End User Common Line charge changes during the term of this Agreement, USWC shall adjust the flat Main Station Line rate so that the sum remains the same.

-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

                                                        Agreement Number AC00606

                                ATTACHMENT 1A TO
           U S WEST CENTREX PLUS SERVICE RATE STABILITY PLAN AGREEMENT

This Attachment 1A to the Agreement referenced above ("Underlying Agreement"), lists the initial CUSTOMER business address location(s) that shall receive Service from the USWC Central Office specified in the Underlying Agreement. All terms and conditions of the Underlying Agreement apply to each location.

                                                              Initial Number of
                     Service Location(s)                      Main Station Lines
                     -------------------                      ------------------

1. 1890 Newberg Hy, Woodburn, OR                                       3
2.
3.
4.
5.
6.
7.
8.
9.
10.
11.
12.
13.
14.
15.
16.
17.
18.
19.
20.
21.
22.
23.
24.
25.
26.
27.
28.
29.
30.

                                                       Agreement Number AC 01022
                                                     Billing Number 503-338-3889

           U S WEST CENTREX PLUS SERVICE RATE STABILITY PLAN AGREEMENT

This is an Agreement between Shared Communications Services, Inc. ("CUSTOMER"), and U S WEST Communications, Inc. ("USWC"), for the provision of U S WEST CENTREX PLUS Service.

1. SCOPE.

1.1. USWC shall provide and CUSTOMER shall purchase CENTREX PLUS Service ("Service"). Service is an intrastate, intraLATA, USWC central office-based local exchange telecommunications service which includes: 1) transport of CUSTOMER's business communications between the SNI at CUSTOMER's location(s) covered by this Agreement and USWC's serving central office; 2) intraCUSTOMER calling capability (intercommunication); 3) use of related Service features; and
4) Exchange/Network Access. Service is provided by means of Main Station Lines, stored program controlled central office switching equipment, and either a per Main Station Line (non-blocked) access to the general network or controlled (blocked) access through the use of Network Access Registers, as determined by CUSTOMER. THIS AGREEMENT PROVIDES RATE STABILITY FOR ALL SERVICE ELEMENTS EXCEPT EXCHANGE/NETWORK ACCESS, COMMON ACCESS LINE CHARGES (CALC) OR END USER COMMON LINE CHARGES (EUCL), AND INTER-OFFICE MILEAGE CHARGES.

1.2. USWC shall provide Service up to the ("SNI") at CUSTOMER's premises. The SNI is that location where USWC's protected network facilities end and CUSTOMER's inside wire or network begins. USWC provides Service in accordance with the applicable Tariff, Price List, and/or Catalog ("Tariff") which governs Service in the state Service is provided, incorporated herein by this reference. Where any term or condition of this Agreement and/or Attachment conflicts with the Tariff, the then current Tariff shall prevail.

1.3. CUSTOMER may elect to subscribe to additional services that are governed by USWC's State and/or Federal Communications Commission ("FCC") Tariffs, Catalogs, and/or Price Lists and are not priced or covered under this Agreement.

2. TERM.

2.1. The term of this Agreement will commence on the latest signature date in the execution section, provided mandatory filing requirements are met. This Agreement will expire sixty (60) months from either:

      a. The first installation date of Service as evidenced by USWC's records, if Service is new; or

      b. the date of 6-1-99.

2.2. Should USWC continue to provide Service after this term without a further agreement, the Service charges will convert to the applicable month-to-month rate under the terms of the applicable Tariff, or, in its absence, this Agreement.

3. CHARGES.

3.1. The initial number of Main Station Lines covered by this Agreement is three
(3) which shall be provided between USWC's Astoria Central Office and CUSTOMER's associated Service locations. CUSTOMER's total initial monthly recurring and non-recurring charges for the rate stabilized Service elements are: Monthly Recurring [*] Non-Recurring [*]. USWC's service and billing records shall document CUSTOMER's Service elements, locations, and quantities initially installed or added during the term of this Agreement and the associated Tariff monthly recurring stabilized rates. USWC's records are incorporated into this Agreement by reference.

3.2. Each stabilized monthly recurring Main Station Line rate shown on CUSTOMER's bill is the sum of the applicable USWC Tariff flat Main Station Line rate and the current Federal Communications Commission ("FCC") End User Common Line charge. If the FCC End User Common Line charge changes during the term of this Agreement, USWC shall adjust the flat Main Station Line rate so that the sum remains the same.

4. BILLING FOR SERVICE. CUSTOMER shall pay each bill in full by the payment due date on each bill. Where permitted by law, late payment charges shall be assessed according to Tariff, or law.


-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

5. MOVES, CHANGES. CUSTOMER may request changes to location, quantity, type, or grade of Service and USWC shall grant such requests subject to the availability of facilities and the terms and conditions of the applicable Tariff, Price List and/or Catalog. CUSTOMER agrees to pay all rates and charges that apply to the requested changes.

6. TERMINATION.

6.1. Either party may terminate this Agreement for cause provided written notice specifying the cause for termination and requesting correction within thirty
(30) days is given the other party and such cause is not corrected within that thirty (30) day period. Cause is any material breach of the terms of this Agreement. If USWC terminates this Agreement for cause or if CUSTOMER terminates this Agreement WITHOUT cause, CUSTOMER shall pay early termination charges. If termination is prior to installation of Service and after execution of this Agreement, early termination charges shall be those reasonable expenses incurred by USWC through the date of termination. If after installation of Service CUSTOMER requests termination of its Main Station Lines to a level that is less than sixty percent (60%) of the actual initial number of Main Station Lines installed per common block ("Threshold") as evidenced by USWC's records, CUSTOMER shall pay early termination charges based on: total remaining monthly charges for Service terminated below the sixty percent (60%) Threshold, multiplied by [*], plus the balance of all billed but unpaid recurring and all outstanding non-recurring charges.

6.2. A termination charge will be waived when the CUSTOMER discontinues Service(s) and ALL of the following conditions are met:

a. CUSTOMER signs a service agreement for any other USWC provided new service(s). All applicable nonrecurring charges will be assessed for the new service(s);

b. Both the current Service and the new service(s) are provided solely by USWC;

c. The order to discontinue Service and the order to establish new service(s) are received by USWC at the same time;

d. The new service(s) installation must be completed within thirty (30) calendar days of the disconnection of Service, unless such installation delay is caused by USWC;

e. The total value of the new service(s), excluding any special construction charges, is equal to or greater than one hundred fifteen percent (115%) of the remaining value of this Agreement;

f. A new Minimum Service Period, if applicable, will go into effect when the new service(s) agreement term begins; and

g. CUSTOMER agrees to pay any previously billed, but unpaid recurring, and any outstanding nonrecurring charges. These charges cannot be included as part of the new service(s) agreement.

6.3. New service is defined as a newly installed service placed under a new service agreement(s), or newly installed additions to an existing service agreement(s), but does not include renewals of expiring service agreement(s), renegotiations of existing service agreement(s) and conversions from month-to-month service to contracted service.

7. INTERRUPTIONS TO SERVICE. Tariff specifies the credit allowance due CUSTOMER, if any, for interruptions to Service which are not caused by CUSTOMER's negligence.

8. PERSONAL INJURY; PROPERTY DAMAGE. Each party shall be responsible for any actual physical damages it directly causes to the other in the course of its performance under this Agreement, limited to damages resulting from personal injuries, death, or property damage arising from negligent acts or omissions; PROVIDED HOWEVER, THAT NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, INDIRECT, OR SPECIAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO ANY LOSS OF USE, LOSS OF BUSINESS, OR LOSS OF PROFIT.

9. LIMITATION OF LIABILITY. USWC SHALL NOT BE LIABLE TO CUSTOMER FOR ANY INCIDENTAL, INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES OF ANY KIND INCLUDING BUT NOT LIMITED TO ANY LOSS OF USE, LOSS OF BUSINESS, OR LOSS OF PROFIT. EXCEPT AS PROVIDED IN "PERSONAL INJURY; PROPERTY DAMAGE" SECTION, ANY USWC LIABILITY TO CUSTOMER FOR ANY DAMAGES OF ANY KIND UNDER THIS AGREEMENT SHALL NOT EXCEED, IN AMOUNT, A SUM EQUIVALENT TO THE [*]. REMEDIES UNDER THIS AGREEMENT ARE EXCLUSIVE AND LIMITED TO THOSE EXPRESSLY DESCRIBED 1N THIS AGREEMENT.

10. NO WARRANTIES. THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


-----------------------
[*] Information redacted pursuant to a confidential treatment request throughout this exhibit.

11. UNCONTROLLABLE CONDITIONS. Neither party shall be deemed in violation of this Agreement if it is prevented from performing any of the obligations hereunder by reason of severe weather and storms; earthquakes or other natural occurrences; strikes or other labor unrest; power failures; nuclear or other civil or military emergencies; acts of legislative, judicial, executive or administrative authorities; or any other circumstances which are not within its reasonable control.

12. DISPUTE RESOLUTION.

12.1. Other than those claims over which a regulatory agency has exclusive jurisdiction, all claims, regardless of legal theory, whenever brought and whether between the parties or between one of the parties to this Agreement and the employees, agents or affiliated businesses of the other party, shall be resolved by arbitration. A single arbitrator engaged in the practice of law and knowledgeable about telecommunications law shall conduct the arbitration in accordance with the then current rules of the American Arbitration Association ("AAA").

12.2. All expedited procedures prescribed by the AAA shall apply. The arbitrator's decision shall be final and binding and judgment may be entered in any court having jurisdiction thereof.

12.3. Other than the determination of those claims over which a regulatory agency has exclusive jurisdiction, federal law (including the provisions of the Federal Arbitration Act, 9 U.S.C. Sections 1-16) shall govern and control with respect to any issue relating to the validity of this Agreement to arbitrate and the arbitrability of the claims.

12.4. If any party files a judicial or administrative action asserting claims subject to arbitration, and another party successfully stays such action and/or compels arbitration of such claims, the party filing the action shall pay the other party's costs and expenses incurred in seeking such stay or compelling arbitration, including reasonable attorney's fees.

13. LAWFULNESS. This Agreement and the parties' actions under this Agreement shall comply with all applicable federal, state, and local laws, rules, regulations, court orders, and governmental agency orders. Any change in the rates, charges or regulations authorized by the legally constituted authorities will act as a modification of all contracts to that extent without further notice. This Agreement shall be governed by the laws of the state where Service is provided.

14. SEVERABILITY. In the event that a court, governmental agency, or regulatory agency with proper jurisdiction determines that this Agreement or a provision of this Agreement is unlawful, this Agreement, or that provision of this Agreement to the extent it is unlawful, shall terminate. If a provision of this Agreement is terminated but the parties can legally, commercially and practicably continue without the terminated provision, the remainder of this Agreement shall continue in effect.

15.    GENERAL PROVISIONS

15.1 Failure or delay by either party to exercise any right, power, or privilege hereunder shall not operate as a waiver hereto.

15.2 This is a retail end user contract. It may be assigned only with the consent on USWC. It may not be assigned to a reseller or a telecommunications carrier under any circumstances.

15.3 This Agreement benefits CUSTOMER and USWC. There are no third party beneficiaries.

15.4 This Agreement constitutes the entire understanding between CUSTOMER and USWC with respect to Service provided herein and supersedes any prior agreements or understandings.

The parties hereby execute and authorize this Agreement as of the latest date shown below:

CUSTOMER                                U S WEST COMMUNICATIONS, INC.

/s/ JEFF RAINES                         /s/ LYNN ARTHUR
--------------------------------        --------------------------------
Authorized Signature                    Authorized Signature

Jeff Raines/President                   Lynn Arthur - Senior Acct. Mgr.
--------------------------------        --------------------------------
Name/Title - Typed or Printed           Name/Title - Typed or Printed

4-14-99                                 6-2-99
--------------------------------        --------------------------------
Date                                    Date

                                        1600 7th Ave. Rm 1806
                                        Seattle, WA 98191
--------------------------------        --------------------------------
Address for Notices                     Address for Notices

                                                       Agreement Number AC 01022

                                  ADDENDUM TO
          U S WEST CENTREX PLUS SERVICE RATE STABILITY PLAN AGREEMENT

This Addendum is executed by and between CUSTOMER, as named in the agreement specified above ("Underlying Agreement"), and U S WEST Communications, Inc. to list the CUSTOMER business address locations that shall receive Service from the USWC Central Office specified in the Underlying Agreement. All terms and conditions of the Underlying Agreement apply to each location.

                                        Initial Number of
          Service Location(s)           Main Station Lines
          -------------------           ------------------
 1. 653 W. Marine Dr. Astoria                   3
    ---------------------------------   ------------------
 2.
    ---------------------------------   ------------------
 3.
    ---------------------------------   ------------------
 4.
    ---------------------------------   ------------------
 5.
    ---------------------------------   ------------------
 6.
    ---------------------------------   ------------------
 7.
    ---------------------------------   ------------------
 8.
    ---------------------------------   ------------------
 9.
    ---------------------------------   ------------------
10.
    ---------------------------------   ------------------
11.
    ---------------------------------   ------------------
12.
    ---------------------------------   ------------------
13.
    ---------------------------------   ------------------
14.
    ---------------------------------   ------------------
15.
    ---------------------------------   ------------------
16.
    ---------------------------------   ------------------
17.
    ---------------------------------   ------------------
18.
    ---------------------------------   ------------------
19.
    ---------------------------------   ------------------
20.
    ---------------------------------   ------------------

The parties hereby execute and authorize this Addendum as of the latest date shown below:

CUSTOMER                                US WEST COMMUNICATIONS, INC.

/s/ JEFF RAINES                         /s/ LYNN ARTHUR
--------------------------------        --------------------------------
Authorized Signature                    Authorized Signature

Jeff Raines/President                   Lynn Arthur - Sr. Acct. Mgr.
--------------------------------        --------------------------------
Name/Title - Typed or Printed           Name/Title - Typed or Printed

4-14-99                                 6-2-99
--------------------------------        --------------------------------
Date                                    Date